EXHIBIT 10.5

Exhibit 10.5

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN I

Effective January 1, 2006

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN I

I.	PURPOSE OF PLAN

This plan is designed solely for the purpose of providing benefits to certain Associates of Third Federal which would have been payable under the Pension Plan but for the limitations placed on benefits by Sections 401(a)(17) and 415 of the Code. In addition, this Plan is designed and intended to replace the Associate’s entire rights under the THIRD FEDERAL AND SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES EXECUTIVE TARGET BENEFIT PLAN I as amended and restated in January 2004.

II.	DEFINITIONS

“Administrator” shall mean the Administrator appointed by the Board to administer the Plan.

“Associate” shall mean Marc A. Stefanski.

“Beneficiary” shall mean any person designated by a Participant as described in Section IX of the Plan.

“Board” shall mean the Board of Directors of Third Federal or a committee serving at the pleasure of the Board.

“Change in Control” shall mean as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or combination of the foregoing, the persons who were directors of Third Federal immediately preceding such event, cease to constitute a majority of the directors of Third Federal.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

“Compensation” shall mean the Associate’s base salary, including any compensation deferred (under this Plan or any other non-qualified plan of deferred compensation), arising out of and during the Associate’s employment with Third Federal or a Related Entity.

“Disability” shall mean a condition in which the Participant is: (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months; or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months, is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering associates of Third Federal.

“Distribution Event” shall mean a separation from service due to death, Disability, normal retirement or separation of service.

“Effective Date” shall be January 1, 2006.

“Effective Date of Change in Control” shall mean the date on which the Board approves one or more of the events causing a Change in Control.

“Executive Benefit Liability Account” shall mean a ledger account as described in Section IV of the Plan.

“Normal Retirement Age” shall be age sixty-five (65).

“Participant(s)” shall have the meaning set forth in Section III of the Plan.

“Pension Plan” shall mean the Third Federal Savings Retirement Plan dated July 1, 1996.

“Plan” shall mean the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan I.

“Plan Year” shall mean the calendar year.

“Related Entity” shall include Third Federal and other entities as designated a Related Entity by the Board.

“Required Annual Contribution” shall mean the contribution set forth in Section IV of the Plan.

“Third Federal” shall mean Third Federal Savings and Loan Association MHC and its Subsidiaries

“Year of Service” shall mean the twelve (12) month consecutive period during which a Participant has provided one thousand (1,000) or more hours of service to Third Federal and/or a Related Entity. For purposes of this definition, hours of service shall be based on the actual number of hours for which a Participant is paid or is entitled to be paid.

III.	ELIGIBILITY

Eligibility to participate in the Plan is limited to Associates who are designated by the Board or a committee serving at the pleasure of the Board. Associates designated by the Board to participate in the Plan are referred to as “Participants.”

IV.	ADMINISTRATION

The Plan shall be administered by the Board. The Board shall have full power and authority to interpret, construe, and administer the Plan in its sole discretion, and the Board’s interpretation and construction thereof, and determinations and actions thereunder, including with respect to Required Annual Contributions, Executive Benefit Liability Accounts, Rabbi Trust, or property held by the Rabbi Trust or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his/her own willful misconduct or lack of good faith.

V.	BENEFITS

Required Annual Contributions. At the end of each calendar quarter, Third Federal shall credit to the Executive Benefit Liability Account established for each Participant by Third Federal for such Plan Year, twenty percent (20%) of the Participant’s Compensation for such calendar quarter.

Executive Benefit Liability Account. For each Plan Year, Third Federal shall establish and maintain a ledger account (the “Executive Benefit Liability Account”) for each Participant. The Required Annual Contributions for each Plan Year shall be allocated to the Executive Benefit Liability Account established for such Plan Year.

Distribution Election. Each Participant shall elect on a Distribution Election Form (in the form attached hereto) prior to the beginning of each Plan Year the distribution form for the amount credited to the Executive Benefit Liability Account established for the Participant for such Plan Year. The election is irrevocable after the beginning of the Plan Year. If any Participant fails to make an election on a Distribution Election Form with respect to a Plan Year, the election made by the Participant on the most recent Distribution Election Form with respect to an earlier Plan Year shall govern, and if the Participant has no Distribution Election Form in effect, the distribution form shall be a Lump Sum Payment of the Executive Benefit Liability Account within 30 days of the Distribution Event.

Earnings of Executive Benefit Liability Account. The Board may offer investment options from which a Participant may select, in the manner prescribed by the Board, for the purpose of determining the earnings to be credited to Participant’s Executive Benefit Liability Account. If the Board does not offer investment options, or the Participant does not elect to participate in the deemed investment options, at the end of each calendar quarter, Third Federal will credit the Executive Benefit Liability Account with earnings at the rate of 10 Year Treasury Bonds as published on January 1st of the Plan Year.

VI.	Distributions

If a Participant incurs a Distribution Event, payment of the Participant’s balance in his Executive Benefit Liability Accounts shall be made or commence to him within thirty (30) days following the Distribution Event in the form elected by the Participant on the Distribution Election Form in effect with respect to each such Executive Benefit Liability Account.

If there is a Change in Control, any affected Participant having a balance in a deferred Executive Benefit Liability Account shall be paid the vested accrued amounts within thirty (30) days from the Effective Date of Change in Control in the form elected by the Participant.

For purposes of this section, an “affected” Participant in the event of a Change in Control is all Participants for such Plan Year.

VII.	Rabbi Trust Provisions

Third Federal may in its sole discretion establish one or more Rabbi Trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash or other assets to the extent of Third Federal’s obligations hereunder; provided, however, that the assets or the trust may not be located or transferred outside of the United States. Third Federal may, but is not required to utilize a single Rabbi Trust with respect to its obligations to Participants.

Claims of Third Federal’s Creditors. All assets held by any Rabbi Trust created hereunder and all distributions to be made by any trustee pursuant to this Section of the Plan and any Rabbi Trust Agreement shall be subject to the claims of general creditors of Third Federal, including judgment creditors and bankruptcy creditors. The rights of the Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of Third Federal.

Notification of Insolvency. In the event Third Federal becomes insolvent, the Chief Executive Officer and Chairman of the Board of Third Federal shall immediately notify the trustees of all Rabbi Trusts created under this section. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in a Rabbi Trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that Third Federal is insolvent. Under any such circumstance, the trustee shall dispose of property held in the Rabbi Trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, Third Federal shall be deemed “insolvent” by the trustee if Third Federal is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not Third Federal has provided the trustee with the notification required by this Section or if the trustee has been notified pursuant to this section that Third Federal is insolvent.

VIII.	Vesting

Each Participant shall vest in the Participant’s Executive Benefit Liability Accounts after completion of five Years of Service. If a Participant has already completed five Years of Service as of the Effective Date, the Participant is immediately vested in 100% of the Participant’s Executive Benefit Liability Accounts.

IX.	Beneficiary Designation

Executive Benefit Liability Account Beneficiary Designation. Each Participant shall have the right, at any time to designate any person or persons as his Beneficiary or Beneficiaries (both primary and contingent) to receive the vested balance of the Participant’s Executive Benefit Liability Accounts within thirty (30) days, in the event of death prior to another Distribution Event with respect to the Participant.

Amendments. Any Beneficiary Designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary Designation with the Administrator. The filing of a new Beneficiary Designation form will cancel all Beneficiary Designations previously filed.

No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceases the Participant, the Administrator shall effect the transfer of the Executive Benefit Liability Accounts as follows:

a.	To the Participant’s surviving spouse, if any, or

b.	If the Participant shall have no surviving spouse; then to the Participant’s children, if any in equal shares by right of representation; or

c.	If the Participant shall have no surviving spouse or children, then to the Participant’s estate.

Death of Beneficiary. Following transfer of a Participant’s Executive Benefit Liability Account to a Beneficiary, if the Beneficiary designated by the deceased Participant dies before the completed transfer of Participant’s Executive Benefit Liability Accounts to him or her, the Administrator shall effect the transfer of any remaining portion of the Participant’s Executive Benefit Liability Accounts as follows:

a.	As designated by the Beneficiary in a written form prescribed by the Administrator, which is effective only if filed with the Administrator during the Beneficiary’s lifetime; or

b.	If the Beneficiary shall not have made such designation, then to the Beneficiary’s estate.

X.	Claims Procedure.

Claim. Any person making a claim under the plan, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrator who shall respond in writing as soon as practicable.

Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Administrator shall state:

a.	The reason for denial, with specific reference to the Plan provision on which the denial is based;

b.	A description of an additional material or information required and an explanation of why it is necessary; and

c.	An explanation of the Plan’s claim review process.

Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Administrator within sixty (60) days of receiving a response or one hundred-fifty (150) days from the date the claim was received by the Administrator. The claim or request shall be reviewed by the Administrator who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within sixty (60) days after the Administrator’s receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred-twenty (120) days after the Administrator’s receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant Plan provision. All decisions on review shall be final and bind all parties concerned.

XI.	Amendment or Termination of the Plan

The Board may, at any time, terminate or amend the Plan (in whole or in part) or adopt a successor plan, provided, however, that no termination or amendment shall be effective to decrease or restrict any vested account balances in the Executive Benefit Liability Accounts, or portions thereof, accrued under the Plan prior to the amendment or termination.

XII.	Miscellaneous

Participant Cooperation. A Participant will cooperate with Third Federal, the Administrator and any designees by furnishing any and all information requested in order to facilitate the granting and disbursement of the Executive Benefit Liability Accounts hereunder and such other action as may be requested.

Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

Captions. The captions of articles, sections, and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

Governing Law. This agreement shall be deemed to apply, be governed by and construed and enforced in accordance with the laws of the State of Ohio and all applicable Federal laws and regulations.

Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Administrator or his designee. Such notice shall be deemed given as the date of delivery or, if delivery is made by mail, as of three (3) days following the date shown on the postmark or on the receipt for registration or certification.

Successors. The provisions of this Plan shall bind and inure to the benefit of Third Federal and its successors and assigns.

Rounding. The results of any and all calculations provided for in the Plan shall be rounded to the next highest whole dollar amount.

Liability of Third Federal. This Plan shall not be construed to (i) give any Associate or Participant accrued amounts in the Executive Benefit Liability Account, other than in the sole discretion of the Board; (ii) limit in any way the right of Third Federal, the Association or a Related Entity to terminate the employment of any Associate or Participant at anytime, or (iii) be evidence of any agreement or understanding, expressed or implied, that Third Federal, the Association, or a Related Entity will employ any

Associate or Participant in any particular position or at any particular rate of remuneration or for any particular period of time.

Merger or Consolidation. In the event of liquidation or dissolution of Third Federal, sale of substantially all of the assets of Third Federal, or the merger or consolidation in which Third Federal is not the survivor, all accrued amounts in the Executive Benefit Liability Account granted hereunder shall become fully vested immediately upon the Effective Date of Change in Control as defined in Section II.

IN WITNESS WHEREOF, and pursuant to a resolution of the Board of Directors, the undersigned has caused this instrument to be executed by its duly authorized officer.

ATTEST:	Third Federal Savings and Loan Association of Cleveland, MHC

/s/ Jodi A. Hajduk	By:	/s/ Marianne Piterans
Dir. of Human Resources
(Title)

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN I

DISTRIBUTION ELECTION FORM

I,                                         , an Associate pursuant to the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan I (the “Plan”), hereby elect that, upon the occurrence of a Distribution Event, as defined in Section II of the Plan (i.e., Change in Control, death, disability, separation from service), the amounts accrued and vested in my Executive Benefit Liability Account shall be distributed to me as follows:

                     Lump-sum payment of Executive Benefit Liability Account within 30 days of Distribution Event.

                     Payment of Executive Benefit Liability Account pro-rata consisting of ten (10) annual installments commencing 30 days after Distribution Event.

                     Payment of Executive Benefit Liability Account annually as a straight life annuity commencing 30 days after Distribution Event.

I also acknowledge that this election is irrevocable after the start of the Plan Year to which it relates, and that it will apply with respect to subsequent Plan Years unless I file a new election prior to the beginning of any such subsequent Plan Year.

[Participant Signature]

Date:

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN II

Effective January 1, 2006

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN II

I.	PURPOSE OF PLAN

This plan is designed solely for the purpose of providing benefits to certain Associates of Third Federal which would have been payable under the Pension Plan but for the limitations placed on benefits by Sections 401(a)(17) and 415 of the Code. In addition, this Plan is designed and intended to replace the Associate’s entire rights under the THIRD FEDERAL AND SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES TARGET BENEFIT PLAN as amended and restated in January 2004.

II.	DEFINITIONS

“Administrator” shall mean the Administrator appointed by the Board to administer the Plan.

“Associate” shall mean John P. Ringenbach.

“Beneficiary” shall mean any person designated by a Participant as described in Section IX of the Plan.

“Board” shall mean the Board of Directors of Third Federal or a committee serving at the pleasure of the Board.

“Change in Control” shall mean as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or combination of the foregoing, the persons who were directors of Third Federal immediately preceding such event, cease to constitute a majority of the directors of Third Federal.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

“Compensation” shall mean the Associate’s base salary, including any compensation deferred (under this Plan or any other non-qualified plan of deferred compensation), arising out of and during the Associate’s employment with Third Federal or a Related Entity.

“Disability” shall mean a condition in which the Participant is: (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months; or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months, is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering associates of Third Federal.

“Distribution Event” shall mean a separation from service due to death, Disability, normal retirement or separation of service.

“Effective Date” shall be January 1, 2006.

“Effective Date of Change in Control” shall mean the date on which the Board approves one or more of the events causing a Change in Control.

“Executive Benefit Liability Account” shall mean a ledger account as described in Section IV of the Plan.

“Normal Retirement Age” shall be age sixty-five (65).

“Participant(s)” shall have the meaning set forth in Section III of the Plan.

“Pension Plan” shall mean the Third Federal Savings Retirement Plan dated July 1, 1996.

“Plan” shall mean the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan II.

“Plan Year” shall mean the calendar year.

“Related Entity” shall include Third Federal and other entities as designated from time to time by the Board.

“Required Annual Contribution” shall mean the contribution set forth in Section IV of the Plan.

“Third Federal” shall mean Third Federal Savings and Loan Association MHC and its Subsidiaries

“Year of Service” shall mean the twelve (12) month consecutive period during which a Participant has provided one thousand (1,000) or more hours of service to Third Federal and/or a Related Entity. For purposes of this definition, hours of service shall be based on the actual number of hours for which a Participant is paid or is entitled to be paid.

III.	ELIGIBILITY

Eligibility to participate in the Plan is limited to Associates who are designated by the Board or a committee serving at the pleasure of the Board. Associates designated by the Board to participate in the Plan are referred to as “Participants.”

IV.	ADMINISTRATION

The Plan shall be administered by the Board. The Board shall have full power and authority to interpret, construe, and administer the Plan in its sole discretion, and the Board’s interpretation and construction thereof, and determinations and actions thereunder, including with respect to Required Annual Contributions, Executive Benefit Liability Accounts, Rabbi Trust, or property held by the Rabbi Trust or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his/her own willful misconduct or lack of good faith.

V.	BENEFITS

Required Annual Contributions. At the end of each calendar quarter, Third Federal shall credit to the Executive Benefit Liability Account established for each Participant by Third Federal for such Plan Year, fifteen percent (15%) of the Participant’s Compensation for such calendar quarter.

Executive Benefit Liability Account. For each Plan Year, Third Federal shall establish and maintain a ledger account (the “Executive Benefit Liability Account”) for each Participant. The Required Annual Contributions for each Plan Year shall be allocated to the Executive Benefit Liability Account established for such Plan Year.

Distribution Election. Each Participant shall elect on a Distribution Election Form (in the form attached hereto) prior to the beginning of each Plan Year the distribution form for the amount credited to the Executive Benefit Liability Account established for the Participant for such Plan Year. The election is irrevocable after the beginning of the Plan Year. If any Participant fails to make an election on a Distribution Election Form with respect to a Plan Year, the election made by the Participant on the most recent Distribution Election Form with respect to an earlier Plan Year shall govern, and if the Participant has no Distribution Election Form in effect, the distribution form shall be a Lump Sum Payment of the Executive Benefit Liability Account within 30 days of the Distribution Event.

Earnings of Executive Benefit Liability Account. The Board may offer investment options from which a Participant may select, in the manner prescribed by the Board, for the purpose of determining the earnings to be credited to Participant’s Executive Benefit Liability Account. If the Board does not offer investment options, or the Participant does not elect to participate in the deemed investment options, at the end of each calendar quarter, Third Federal will credit the Executive Benefit Liability Account with earnings at the rate of 10 Year Treasury Bonds as published on January 1st of the Plan Year.

VI.	Distributions

If a Participant incurs a Distribution Event, payment of the Participant’s balance in his Executive Benefit Liability Accounts shall be made or commence to him within thirty (30) days following the Distribution Event in the form elected by the Participant on the Distribution Election Form in effect with respect to each such Executive Benefit Liability Account.

If there is a Change in Control, any affected Participant having a balance in a deferred Executive Benefit Liability Account shall be paid the vested accrued amounts within thirty (30) days from the Effective Date of Change in Control in the form elected by the Participant.

For purposes of this section, an “affected” Participant in the event of a Change in Control is all Participants for such Plan Year.

VII.	Rabbi Trust Provisions

Third Federal may in its sole discretion establish one or more Rabbi Trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash or other assets to the extent of Third Federal’s obligations hereunder, provided, however, that the assets or the trust may not be located or transferred outside of the United States. Third Federal may, but is not required to utilize a single Rabbi Trust with respect to its obligations to Participants.

Claims of Third Federal’s Creditors. All assets held by any Rabbi Trust created hereunder and all distributions to be made by any trustee pursuant to this Section of the Plan and any Rabbi Trust Agreement shall be subject to the claims of general creditors of Third Federal, including judgment creditors and bankruptcy creditors. The rights of the Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of Third Federal.

Notification of Insolvency. In the event Third Federal becomes insolvent, the Chief Executive Officer and Chairman of the Board of Third Federal shall immediately notify the trustees of all Rabbi Trusts created under this section. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in a Rabbi Trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that Third Federal is insolvent. Under any such circumstance, the trustee shall dispose of property held in the Rabbi Trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, Third Federal shall be deemed “insolvent” by the trustee if Third Federal is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not Third Federal has provided the trustee with the notification required by this Section or if the trustee has been notified pursuant to this section that Third Federal is insolvent.

VIII.	Vesting

Each Participant shall vest in the Participant’s Executive Benefit Liability Accounts after completion of five Years of Service. If a Participant has already completed five Years of Service as of the Effective Date, the Participant is immediately vested in 100% of the Participant’s Executive Benefit Liability Accounts.

IX.	Beneficiary Designation

Executive Benefit Liability Account Beneficiary Designation. Each Participant shall have the right, at any time to designate any person or persons as his Beneficiary or Beneficiaries (both primary and contingent) to receive the vested balance of the Participant’s Executive Benefit Liability Accounts within thirty (30) days, in the event of death prior to another Distribution Event with respect to the Participant.

Amendments. Any Beneficiary Designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary Designation with the Administrator. The filing of a new Beneficiary Designation form will cancel all Beneficiary Designations previously filed.

No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceases the Participant, the Administrator shall effect the transfer of the Executive Benefit Liability Accounts as follows:

a.	To the Participant’s surviving spouse, if any; or

b.	If the Participant shall have no surviving spouse; then to the Participant’s children, if any in equal shares by right of representation; or

c.	If the Participant shall have no surviving spouse or children, then to the Participant’s estate.

Death of Beneficiary. Following transfer of a Participant’s Executive Benefit Liability Account to a Beneficiary, if the Beneficiary designated by the deceased Participant dies before the completed transfer of Participant’s Executive Benefit Liability Accounts to him or her, the Administrator shall effect the transfer of any remaining portion of the Participant’s Executive Benefit Liability Accounts as follows:

a.	As designated by the Beneficiary in a written form prescribed by the Administrator, which is effective only if filed with the Administrator during the Beneficiary’s lifetime; or

b.	If the Beneficiary shall not have made such designation, then to the Beneficiary’s estate.

X.	Claims Procedure.

Claim. Any person making a claim under the plan, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrator who shall respond in writing as soon as practicable.

Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Administrator shall state:

a.	The reason for denial, with specific reference to the Plan provision on which the denial is based;

b.	A description of an additional material or information required and an explanation of why it is necessary; and

c.	An explanation of the Plan’s claim review process.

Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Administrator within sixty (60) days of receiving a response or one hundred-fifty (150) days from the date the claim was received by the Administrator. The claim or request shall be reviewed by the Administrator who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within sixty (60) days after the Administrator’s receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred-twenty (120) days after the Administrator’s receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant Plan provision. All decisions on review shall be final and bind all parties concerned.

XI.	Amendment or Termination of the Plan

The Board may, at any time, terminate or amend the Plan (in whole or in part) or adopt a successor plan, provided, however, that no termination or amendment shall be effective to decrease or restrict any vested account balances in the Executive Benefit Liability Accounts, or portions thereof, accrued under the Plan prior to the amendment or termination.

XII.	Miscellaneous

Participant Cooperation. A Participant will cooperate with Third Federal, the Administrator and any designees by furnishing any and all information requested in order to facilitate the granting and disbursement of the Executive Benefit Liability Accounts hereunder and such other action as may be requested.

Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

Captions. The captions of articles, sections, and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

Governing Law. This agreement shall be deemed to apply, be governed by and construed and enforced in accordance with the laws of the State of Ohio and all applicable Federal laws and regulations.

Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Administrator or his designee. Such notice shall be deemed given as the date of delivery or, if delivery is made by mail, as of three (3) days following the date shown on the postmark or on the receipt for registration or certification.

Successors. The provisions of this Plan shall bind and inure to the benefit of Third Federal and its successors and assigns.

Rounding. The results of any and all calculations provided for in the Plan shall be rounded to the next highest whole dollar amount.

Liability of Third Federal. This Plan shall not be construed to (i) give any Associate or Participant accrued amounts in the Executive Benefit Liability Account, other than in the sole discretion of the Board; (ii) limit in any way the right of Third Federal, the Association or a Related Entity to terminate the employment of any Associate or Participant at anytime, or (iii) be evidence of any agreement or understanding, expressed or implied, that Third Federal, the Association, or a Related Entity will employ any Associate or Participant in any particular position or at any particular rate of remuneration or for any particular period of time.

Merger or Consolidation. In the event of liquidation or dissolution of Third Federal, sale of substantially all of the assets of Third Federal, or the merger or consolidation in which Third Federal is not the survivor, all accrued amounts in the Executive Benefit Liability Account granted hereunder shall become fully vested immediately upon the Effective Date of Change in Control as defined in Section II.

IN WITNESS WHEREOF, and pursuant to a resolution of the Board of Directors, the undersigned has caused this instrument to be executed by its duly authorized officer.

ATTEST:	Third Federal Savings and Loan Association of Cleveland, MHC

/s/ Jodi A. Hajduk	By:	/s/ Marianne Piterans
Dir. of Human Resources
(Title)

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN II

DISTRIBUTION ELECTION FORM

I,                                         , an Associate pursuant to the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan II (the “Plan”), hereby elect that, upon the occurrence of a Distribution Event, as defined in Section II of the Plan (i.e, Change in Control, death, disability, separation from service), the amounts accrued and vested in my Executive Benefit Liability Account shall be distributed to me as follows:

                     Lump-sum payment of Executive Benefit Liability Account within 30 days of Distribution Event.

                     Payment of Executive Benefit Liability Account pro-rata consisting of ten (10) annual installments commencing 30 days after Distribution Event.

                     Payment of Executive Benefit Liability Account annually as a straight life annuity commencing 30 days after Distribution Event.

I also acknowledge that this election is irrevocable after the start of the Plan Year to which it relates, and that it will apply with respect to subsequent Plan Years unless I file a new election prior to the beginning of any such subsequent Plan Year.

[Participant Signature]

Date:

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN III

Effective January 1, 2006

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND

SUBSIDIARIES EXECUTIVE RETIREMENT BENEFIT PLAN III

I.	PURPOSE OF PLAN

This plan is designed solely for the purpose of providing benefits to certain Associates of Third Federal which would have been payable under the Pension Plan but for the limitations placed on benefits by Sections 401(a)(17) and 415 of the Code. In addition, this Plan is designed and intended to replace the Associate’s entire rights under the THIRD FEDERAL AND SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES EXECUTIVE TARGET BENEFIT PLAN III as amended and restated in January 2004.

II.	DEFINITIONS

“Administrator” shall mean the Administrator appointed by the Board to administer the Plan.

“Associate” shall mean Marianne Piterans.

“Beneficiary” shall mean any person designated by a Participant as described in Section IX of the Plan.

“Board” shall mean the Board of Directors of Third Federal or a committee serving at the pleasure of the Board.

“Change in Control” shall mean as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or combination of the foregoing, the persons who were directors of Third Federal immediately preceding such event, cease to constitute a majority of the directors of Third Federal.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

“Compensation” shall mean the Associate’s base salary, including any compensation deferred (under this Plan or any other non-qualified plan of deferred compensation), arising out of and during the Associate’s employment with Third Federal or a Related Entity.

“Disability” shall mean a condition in which the Participant is: (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months; or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months, is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering associates of Third Federal.

“Distribution Event” shall mean a separation from service due to death, Disability, normal retirement or separation of service.

“Effective Date” shall be January 1,2006.

“Effective Date of Change in Control” shall mean the date on which the Board approves one or more of the events causing a Change in Control.

“Executive Benefit Liability Account” shall mean a ledger account as described in Section IV of the Plan.

“Normal Retirement Age” shall be age sixty-five (65).

“Participant(s)” shall have the meaning set forth in Section III of the Plan.

“Pension Plan” shall mean the Third Federal Savings Retirement Plan dated July 1, 1996.

“Plan” shall mean the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan III.

“Plan Year” shall mean the calendar year.

“Related Entity” shall include Third Federal and other entities as designated from time to time by the Board.

“Required Annual Contribution” shall mean the contribution set forth in Section IV of the Plan.

“Third Federal” shall mean Third Federal Savings and Loan Association MHC and its Subsidiaries

“Year of Service” shall mean the twelve (12) month consecutive period during which a Participant has provided one thousand (1,000) or more hours of service to Third Federal and/or a Related Entity. For purposes of this definition, hours of service shall be based on the actual number of hours for which a Participant is paid or is entitled to be paid.

III.	ELIGIBILITY

Eligibility to participate in the Plan is limited to Associates who are designated by the Board or a committee serving at the pleasure of the Board. Associates designated by the Board to participate in the Plan are referred to as “Participants.”

IV.	ADMINISTRATION

The Plan shall be administered by the Board. The Board shall have full power and authority to interpret, construe, and administer the Plan in its sole discretion, and the Board’s interpretation and construction thereof, and determinations and actions thereunder, including with respect to Required Annual Contributions, Executive Benefit Liability Accounts, Rabbi Trust, or property held by the Rabbi Trust or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his/her own willful misconduct or lack of good faith.

V.	BENEFITS

Required Annual Contributions. At the end of each calendar quarter, Third Federal shall credit to the Executive Benefit Liability Account established for each Participant by Third Federal for such Plan Year, fifteen percent (15%) of the Participant’s Compensation for such calendar quarter.

Executive Benefit Liability Account. For each Plan Year, Third Federal shall establish and maintain a ledger account (the “Executive Benefit Liability Account”) for each Participant. The Required Annual Contributions for each Plan Year shall be allocated to the Executive Benefit Liability Account established for such Plan Year.

Distribution Election. Each Participant shall elect on a Distribution Election Form (in the form attached hereto) prior to the beginning of each Plan Year the distribution form for the amount credited to the Executive Benefit Liability Account established for the Participant for such Plan Year. The election is irrevocable after the beginning of the Plan Year. If any Participant fails to make an election on a Distribution Election Form with respect to a Plan Year, the election made by the Participant on the most recent Distribution Election Form with respect to an earlier Plan Year shall govern, and if the Participant has no Distribution Election Form in effect, the distribution form shall be a Lump Sum Payment of the Executive Benefit Liability Account within 30 days of the Distribution Event.

Earnings of Executive Benefit Liability Account. The Board may offer investment options from which a Participant may select, in the manner prescribed by the Board, for the purpose of determining the earnings to be credited to Participant’s Executive Benefit Liability Account. If the Board does not offer investment options, or the Participant does not elect to participate in the deemed investment options, at the end of each calendar quarter, Third Federal will credit the Executive Benefit Liability Account with earnings at the rate of 10 Year Treasury Bonds as published on January 1st of the Plan Year.

VI.	Distributions

If a Participant incurs a Distribution Event, payment of the Participant’s balance in his Executive Benefit Liability Accounts shall be made or commence to him within thirty (30) days following the Distribution Event in the form elected by the Participant on the Distribution Election Form in effect with respect to each such Executive Benefit Liability Account.

If there is a Change in Control, any affected Participant having a balance in a deferred Executive Benefit Liability Account shall be paid the vested accrued amounts within thirty (30) days from the Effective Date of Change in Control in the form elected by the Participant.

For purposes of this section, an “affected” Participant in the event of a Change in Control is all Participants for such Plan Year.

VII.	Rabbi Trust Provisions

Third Federal may in its sole discretion establish one or more Rabbi Trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash or other assets to the extent of Third Federal’s obligations hereunder; provided, however, that the assets or the trust may not be located or transferred outside of the United States. Third Federal may, but is not required to utilize a single Rabbi Trust with respect to its obligations to Participants.

Claims of Third Federal’s Creditors. All assets held by any Rabbi Trust created hereunder and all distributions to be made by any trustee pursuant to this Section of the Plan and any Rabbi Trust Agreement shall be subject to the claims of general creditors of Third Federal, including judgment creditors and bankruptcy creditors. The rights of the Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of Third Federal.

Notification of Insolvency. In the event Third Federal becomes insolvent, the Chief Executive Officer and Chairman of the Board of Third Federal shall immediately notify the trustees of all Rabbi Trusts created under this section. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in a Rabbi Trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that Third Federal is insolvent. Under any such circumstance, the trustee shall dispose of property held in the Rabbi Trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, Third Federal shall be deemed “insolvent” by the trustee if Third Federal is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not Third Federal has provided the trustee with the notification required by this Section or if the trustee has been notified pursuant to this section that Third Federal is insolvent.

VIII.	Vesting

Each Participant shall vest in the Participant’s Executive Benefit Liability Accounts after completion of five Years of Service. If a Participant has already completed five Years of Service as of the Effective Date, the Participant is immediately vested in 100% of the Participant’s Executive Benefit Liability Accounts.

IX.	Beneficiary Designation

Executive Benefit Liability Account Beneficiary Designation. Each Participant shall have the right, at any time to designate any person or persons as his Beneficiary or Beneficiaries (both primary and contingent) to receive the vested balance of the Participant’s Executive Benefit Liability Accounts within thirty (30) days, in the event of death prior to another Distribution Event with respect to the Participant.

Amendments. Any Beneficiary Designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary Designation with the Administrator. The filing of a new Beneficiary Designation form will cancel all Beneficiary Designations previously filed.

No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceases the Participant, the Administrator shall effect the transfer of the Executive Benefit Liability Accounts as follows:

a.	To the Participant’s surviving spouse, if any; or

b.	If the Participant shall have no surviving spouse; then to the Participant’s children, if any in equal shares by right of representation; or

c.	If the Participant shall have no surviving spouse or children, then to the Participant’s estate.

Death of Beneficiary. Following transfer of a Participant’s Executive Benefit Liability Account to a Beneficiary, if the Beneficiary designated by the deceased Participant dies before the completed transfer of Participant’s Executive Benefit Liability Accounts to him or her, the Administrator shall effect the transfer of any remaining portion of the Participant’s Executive Benefit Liability Accounts as follows:

a.	As designated by the Beneficiary in a written form prescribed by the Administrator, which is effective only if filed with the Administrator during the Beneficiary’s lifetime; or

b.	If the Beneficiary shall not have made such designation, then to the Beneficiary’s estate.

X.	Claims Procedure.

Claim. Any person making a claim under the plan, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrator who shall respond in writing as soon as practicable.

Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Administrator shall state:

a.	The reason for denial, with specific reference to the Plan provision on which the denial is based;

b.	A description of an additional material or information required and an explanation of why it is necessary; and

c.	An explanation of the Plan’s claim review process.

Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Administrator within sixty (60) days of receiving a response or one hundred-fifty (150) days from the date the claim was received by the Administrator. The claim or request shall be reviewed by the Administrator who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within sixty (60) days after the Administrator’s receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred-twenty (120) days after the Administrator’s receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant Plan provision. All decisions on review shall be final and bind all parties concerned.

XI.	Amendment or Termination of the Plan

The Board may, at any time, terminate or amend the Plan (in whole or in part) or adopt a successor plan, provided, however, that no termination or amendment shall be effective to decrease or restrict any vested account balances in the Executive Benefit Liability Accounts, or portions thereof, accrued under the Plan prior to the amendment or termination.

XII.	Miscellaneous

Participant Cooperation. A Participant will cooperate with Third Federal, the Administrator and any designees by furnishing any and all information requested in order to facilitate the granting and disbursement of the Executive Benefit Liability Accounts hereunder and such other action as may be requested.

Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

Captions. The captions of articles, sections, and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

Governing Law. This agreement shall be deemed to apply, be governed by and construed and enforced in accordance with the laws of the State of Ohio and all applicable Federal laws and regulations.

Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Administrator or his designee. Such notice shall be deemed given as the date of delivery or, if delivery is made by mail, as of three (3) days following the date shown on the postmark or on the receipt for registration or certification.

Successors. The provisions of this Plan shall bind and inure to the benefit of Third Federal and its successors and assigns.

Rounding. The results of any and all calculations provided for in the Plan shall be rounded to the next highest whole dollar amount.

Liability of Third Federal. This Plan shall not be construed to (i) give any Associate or Participant accrued amounts in the Executive Benefit Liability Account, other than in the sole discretion of the Board; (ii) limit in any way the right of Third Federal, the Association or a Related Entity to terminate the employment of any Associate or Participant at anytime, or (iii) be evidence of any agreement or understanding, expressed or implied, that Third Federal, the Association, or a Related Entity will employ any Associate or Participant in any particular position or at any particular rate of remuneration or for any particular period of time.

Merger or Consolidation. In the event of liquidation or dissolution of Third Federal, sale of substantially all of the assets of Third Federal, or the merger or consolidation in which Third Federal is not the survivor, all accrued amounts in the Executive Benefit Liability Account granted hereunder shall become fully vested immediately upon the Effective Date of Change in Control as defined in Section II.

IN WITNESS WHEREOF, and pursuant to a resolution of the Board of Directors, the undersigned has caused this instrument to be executed by its duly authorized officer.

ATTEST:	Third Federal Savings and Loan Association of Cleveland, MHC

/s/ Jodi A. Hajduk	By:	/s/ David S. Huffman
CFO
(Title)

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN III

DISTRIBUTION ELECTION FORM

I,                                         , an Associate pursuant to the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan III (the “Plan”), hereby elect that, upon the occurrence of a Distribution Event, as defined in Section II of the Plan (i.e., Change in Control, death, disability, separation from service), the amounts accrued and vested in my Executive Benefit Liability Account shall be distributed to me as follows:

                     Lump-sum payment of Executive Benefit Liability Account within 30 days of Distribution Event.

                     Payment of Executive Benefit Liability Account pro-rata consisting of ten (10) annual installments commencing 30 days after Distribution Event.

                     Payment of Executive Benefit Liability Account annually as a straight life annuity commencing 30 days after Distribution Event.

I also acknowledge that this election is irrevocable after the start of the Plan Year to which it relates, and that it will apply with respect to subsequent Plan Years unless I file a new election prior to the beginning of any such subsequent Plan Year.

[Participant Signature]

Date:

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN IV

Effective January 1, 2006

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN IV

I.	PURPOSE OF PLAN

This plan is designed solely for the purpose of providing benefits to certain Associates of Third Federal which would have been payable under the Pension Plan but for the limitations placed on benefits by Sections 401(a)(17) and 415 of the Code.

II.	DEFINITIONS

“Administrator” shall mean the Administrator appointed by the Board to administer the Plan.

“Associate” shall mean Ralph Betters.

“Beneficiary” shall mean any person designated by a Participant as described in Section IX of the Plan.

“Board” shall mean the Board of Directors of Third Federal or a committee serving at the pleasure of the Board.

“Change in Control” shall mean as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or combination of the foregoing, the persons who were directors of Third Federal immediately preceding such event, cease to constitute a majority of the directors of Third Federal.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

“Compensation” shall mean the Associate’s base salary, including any compensation deferred (under this Plan or any other non-qualified plan of deferred compensation), arising out of and during the Associate’s employment with Third Federal or a Related Entity.

“Disability” shall mean a condition in which the Participant is: (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months; or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months, is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering associates of Third Federal.

“Distribution Event” shall mean a separation from service due to death, Disability, normal retirement or separation of service.

“Effective Date” shall be January 1, 2006.

“Effective Date of Change in Control” shall mean the date on which the Board approves one or more of the events causing a Change in Control.

“Executive Benefit Liability Account” shall mean a ledger account as described in Section IV of the Plan.

“Normal Retirement Age” shall be age sixty-five (65).

“Participant(s)” shall have the meaning set forth in Section III of the Plan.

“Pension Plan” shall mean the Third Federal Savings Retirement Plan dated July 1, 1996.

“Plan” shall mean the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan IV.

“Plan Year” shall mean the calendar year.

“Related Entity” shall include Third Federal and other entities as designated from time to time by the Board.

“Required Annual Contribution” shall mean the contribution set forth in Section IV of the Plan.

“Third Federal” shall mean Third Federal Savings and Loan Association MHC and its Subsidiaries.

“Year of Service” shall mean the twelve (12) month consecutive period during which a Participant has provided one thousand (1,000) or more hours of service to Third Federal and/or a Related Entity. For purposes of this definition, hours of service shall be based on the actual number of hours for which a Participant is paid or is entitled to be paid.

III.	ELIGIBILITY

Eligibility to participate in the Plan is limited to Associates who are designated by the Board or a committee serving at the pleasure of the Board. Associates designated by the Board to participate in the Plan are referred to as “Participants.”

IV.	ADMINISTRATION

The Plan shall be administered by the Board. The Board shall have full power and authority to interpret, construe, and administer the Plan in its sole discretion, and the Board’s interpretation and construction thereof, and determinations and actions thereunder, including with respect to Required Annual Contributions, Executive Benefit Liability Accounts, Rabbi Trust, or property held by the Rabbi Trust or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his/her own willful misconduct or lack of good faith.

V.	BENEFITS

Required Annual Contributions. At the end of each calendar quarter, Third Federal shall credit to the Executive Benefit Liability Account established for each Participant by Third Federal for such Plan Year, fifteen percent (15%) of the Participant’s Compensation for such calendar quarter.

Executive Benefit Liability Account. For each Plan Year, Third Federal shall establish and maintain a ledger account (the “Executive Benefit Liability Account”) for each Participant The Required Annual Contributions for each Plan Year shall be allocated to the Executive Benefit Liability Account established for such Plan Year.

Distribution Election. Each Participant shall elect on a Distribution Election Form (in the form attached hereto) prior to the beginning of each Plan Year the distribution form for the amount credited to the Executive Benefit Liability Account established for the Participant for such Plan Year. The election is irrevocable after the beginning of the Plan Year. If any Participant fails to make an election on a Distribution Election Form with respect to a Plan Year, the election made by the Participant on the most recent Distribution Election Form with respect to an earlier Plan Year shall govern, and if the Participant has no Distribution Election Form in effect, the distribution form shall be a Lump Sum Payment of the Executive Benefit Liability Account within 30 days of the Distribution Event.

Earnings of Executive Benefit Liability Account. The Board may offer investment options from which a Participant may select, in the manner prescribed by the Board, for the purpose of determining the earnings to be credited to Participant’s Executive Benefit Liability Account. If the Board does not offer investment options, or the Participant does not elect to participate in the deemed investment options, at the end of each calendar quarter, Third Federal will credit the Executive Benefit Liability Account with earnings at the rate of 10 Year Treasury Bonds as published on January 1st of the Plan Year.

VI.	Distributions

If a Participant incurs a Distribution Event, payment of the Participant’s balance in his Executive Benefit Liability Accounts shall be made or commence to him within thirty (30) days following the Distribution Event in the form elected by the Participant on the Distribution Election Form in effect with respect to each such Executive Benefit Liability Account.

If there is a Change in Control, any affected Participant having a balance in a deferred Executive Benefit Liability Account shall be paid the vested accrued amounts within thirty (30) days from the Effective Date of Change in Control in the form elected by the Participant.

For purposes of this section, an “affected” Participant in the event of a Change in Control is all Participants for such Plan Year.

VII.	Rabbi Trust Provisions

Third Federal may in its sole discretion establish one or more Rabbi Trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash or other assets to the extent of Third Federal’s obligations hereunder; provided, however, that the assets or the trust may not be located or transferred outside of the United States. Third Federal may, but is not required to utilize a single Rabbi Trust with respect to its obligations to Participants.

Claims of Third Federal’s Creditors. All assets held by any Rabbi Trust created hereunder and all distributions to be made by any trustee pursuant to this Section of the Plan and any Rabbi Trust Agreement shall be subject to the claims of general creditors of Third Federal, including judgment creditors and bankruptcy creditors. The rights of the Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of Third Federal.

Notification of Insolvency. In the event Third Federal becomes insolvent, the Chief Executive Officer and Chairman of the Board of Third Federal shall immediately notify the trustees of all Rabbi Trusts created under this section. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in a Rabbi Trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that Third Federal is insolvent. Under any such circumstance, the trustee shall dispose of property held in the Rabbi Trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, Third Federal shall be deemed “insolvent” by the trustee if Third Federal is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not Third Federal has provided the trustee with the notification required by this Section or if the trustee has been notified pursuant to this section that Third Federal is insolvent.

VIII.	Vesting

Each Participant shall vest in the Participant’s Executive Benefit Liability Accounts after completion of five Years of Service. If a Participant has already completed five Years of Service as of the Effective Date, the Participant is immediately vested in 100% of the Participant’s Executive Benefit Liability Accounts.

IX.	Beneficiary Designation

Executive Benefit Liability Account Beneficiary Designation. Each Participant shall have the right, at any time to designate any person or persons as his Beneficiary or Beneficiaries (both primary and contingent) to receive the vested balance of the Participant’s Executive Benefit Liability Accounts within thirty (30) days, in the event of death prior to another Distribution Event with respect to the Participant.

Amendments. Any Beneficiary Designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary Designation with the Administrator. The filing of a new Beneficiary Designation form will cancel all Beneficiary Designations previously filed.

No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceases the Participant, the Administrator shall effect the transfer of the Executive Benefit Liability Accounts as follows:

a.	To the Participant’s surviving spouse, if any; or

b.	If the Participant shall have no surviving spouse; then to the Participant’s children, if any in equal shares by right of representation; or

c.	If the Participant shall have no surviving spouse or children, then to the Participant’s estate.

Death of Beneficiary. Following transfer of a Participant’s Executive Benefit Liability Account to a Beneficiary, if the Beneficiary designated by the deceased Participant dies before the completed transfer of Participant’s Executive Benefit Liability Accounts to him or her, the Administrator shall effect the transfer of any remaining portion of the Participant’s Executive Benefit Liability Accounts as follows:

a.	As designated by the Beneficiary in a written form prescribed by the Administrator, which is effective only if filed with the Administrator during the Beneficiary’s lifetime; or

b.	If the Beneficiary shall not have made such designation, then to the Beneficiary’s estate.

X.	Claims Procedure.

Claim. Any person making a claim under the plan, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrator who shall respond in writing as soon as practicable.

Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Administrator shall state:

a.	The reason for denial, with specific reference to the Plan provision on which the denial is based;

b.	A description of an additional material or information required and an explanation of why it is necessary; and

c.	An explanation of the Plan’s claim review process.

Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Administrator within sixty (60) days of receiving a response or one hundred-fifty (150) days from the date the claim was received by the Administrator. The claim or request shall be reviewed by the Administrator who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within sixty (60) days after the Administrator’s receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred-twenty (120) days after the Administrator’s receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant Plan provision. All decisions on review shall be final and bind all parties concerned.

XI.	Amendment or Termination of the Plan

The Board may, at any time, terminate or amend the Plan (in whole or in part) or adopt a successor plan, provided, however, that no termination or amendment shall be effective to decrease or restrict any vested account balances in the Executive Benefit Liability Accounts, or portions thereof, accrued under the Plan prior to the amendment or termination.

XII.	Miscellaneous

Participant Cooperation. A Participant will cooperate with Third Federal, the Administrator and any designees by furnishing any and all information requested in order to facilitate the granting and disbursement of the Executive Benefit Liability Accounts hereunder and such other action as may be requested.

Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

Captions. The captions of articles, sections, and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

Governing Law. This agreement shall be deemed to apply, be governed by and construed and enforced in accordance with the laws of the State of Ohio and all applicable Federal laws and regulations.

Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Administrator or his designee. Such notice shall be deemed given as the date of delivery or, if delivery is made by mail, as of three (3) days following the date shown on the postmark or on the receipt for registration or certification.

Successors. The provisions of this Plan shall bind and inure to the benefit of Third Federal and its successors and assigns.

Rounding. The results of any and all calculations provided for in the Plan shall be rounded to the next highest whole dollar amount.

Liability of Third Federal. This Plan shall not be construed to (i) give any Associate or Participant accrued amounts in the Executive Benefit Liability Account, other than in the sole discretion of the Board; (ii) limit in any way the right of Third Federal, the Association or a Related Entity to terminate the employment of any Associate or Participant at anytime, or (iii) be evidence of any agreement or understanding, expressed or implied, that Third Federal, the Association, or a Related Entity will employ any Associate or Participant in any particular position or at any particular rate of remuneration or for any particular period of time.

Merger or Consolidation. In the event of liquidation or dissolution of Third Federal, sale of substantially all of the assets of Third Federal, or the merger or consolidation in which Third Federal is not the survivor, all accrued amounts in the Executive Benefit Liability Account granted hereunder shall become fully vested immediately upon the Effective Date of Change in Control as defined in Section II.

IN WITNESS WHEREOF, and pursuant to a resolution of the Board of Directors, the undersigned has caused this instrument to be executed by its duly authorized officer.

ATTEST:	Third Federal Savings and Loan Association of Cleveland, MHC

/s/ Jodi A. Hajduk	By:	/s/ Marianne Piterans
Director of Human Resources
(Title)

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN IV

DISTRIBUTION ELECTION FORM

I,                                         , an Associate pursuant to the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan IV (the “Plan”), hereby elect that, upon the occurrence of a Distribution Event, as defined in Section II of the Plan (i.e., Change in Control, death disability, separation from service), the amounts accrued and vested in my Executive Benefit Liability Account shall be distributed to me as follows:

                     Lump-sum payment of Executive Benefit Liability Account within 30 days of Distribution Event.

                     Payment of Executive Benefit Liability Account pro-rata consisting often (10) annual installments commencing 30 days after Distribution Event.

                     Payment of Executive Benefit Liability Account annually as a straight life annuity commencing 30 days after Distribution Event.

I also acknowledge that this election is irrevocable after the start of the Plan Year to which it relates, and that it will apply with respect to subsequent Plan Years unless I file a new election prior to the beginning of any such subsequent Plan Year.

[Participant Signature]

Date:

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN V

Effective January 1, 2006

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN V

I.	PURPOSE OF PLAN

This plan is designed solely for the purpose of providing benefits to certain Associates of Third Federal which would have been payable under the Pension Plan but for the limitations placed on benefits by Sections 401(a)(17) and 415 of the Code.

II.	DEFINITIONS

“Administrator” shall mean the Administrator appointed by the Board to administer the Plan.

“Associate” shall mean David Huffman.

“Beneficiary” shall mean any person designated by a Participant as described in Section IX of the Plan.

“Board” shall mean the Board of Directors of Third Federal or a committee serving at the pleasure of the Board.

“Change in Control” shall mean as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or combination of the foregoing, the persons who were directors of Third Federal immediately preceding such event, cease to constitute a majority of the directors of Third Federal.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

“Compensation” shall mean the Associate’s base salary, including any compensation deferred (under this Plan or any other non-qualified plan of deferred compensation), arising out of and during the Associate’s employment with Third Federal or a Related Entity.

“Disability” shall mean a condition in which the Participant is: (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months; or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than twelve (12) months, is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering associates of Third Federal.

“Distribution Event” shall mean a separation from service due to death, Disability, normal retirement or separation of service.

“Effective Date” shall be January 1, 2006.

“Effective Date of Change in Control” shall mean the date on which the Board approves one or more of the events causing a Change in Control.

“Executive Benefit Liability Account” shall mean a ledger account as described in Section IV of the Plan.

“Normal Retirement Age” shall be age sixty-five (65).

“Participant(s)” shall have the meaning set forth in Section III of the Plan.

“Pension Plan” shall mean the Third Federal Savings Retirement Plan dated July 1, 1996.

“Plan” shall mean the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan V.

“Plan Year” shall mean the calendar year.

“Related Entity” shall include Third Federal and other entities as designated from time to time by the Board.

“Required Annual Contribution” shall mean the contribution set forth in Section IV of the Plan.

“Third Federal” shall mean Third Federal Savings and Loan Association MHC and its Subsidiaries.

“Year of Service” shall mean the twelve (12) month consecutive period during which a Participant has provided one thousand (1,000) or more hours of service to Third Federal and/or a Related Entity. For purposes of this definition, hours of service shall be based on the actual number of hours for which a Participant is paid or is entitled to be paid.

III.	ELIGIBILITY

Eligibility to participate in the Plan is limited to Associates who are designated by the Board or a committee serving at the pleasure of the Board. Associates designated by the Board to participate in the Plan are referred to as “Participants.”

IV.	ADMINISTRATION

The Plan shall be administered by the Board. The Board shall have full power and authority to interpret, construe, and administer the Plan in its sole discretion, and the Board’s interpretation and construction thereof, and determinations and actions thereunder, including with respect to Required Annual Contributions, Executive Benefit Liability Accounts, Rabbi Trust, or property held by the Rabbi Trust or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his/her own willful misconduct or lack of good faith.

V.	BENEFITS

Required Annual Contributions. At the end of each calendar quarter, Third Federal shall credit to the Executive Benefit Liability Account established for each Participant by Third Federal for such Plan Year, fifteen percent (15%) of the Participant’s Compensation for such calendar quarter.

Executive Benefit Liability Account. For each Plan Year, Third Federal shall establish and maintain a ledger account (the “Executive Benefit Liability Account”) for each Participant. The Required Annual Contributions for each Plan Year shall be allocated to the Executive Benefit Liability Account established for such Plan Year.

Distribution Election. Each Participant shall elect on a Distribution Election Form (in the form attached hereto) prior to the beginning of each Plan Year the distribution form for the amount credited to the Executive Benefit Liability Account established for the Participant for such Plan Year. The election is irrevocable after the beginning of the Plan Year. If any Participant fails to make an election on a Distribution Election Form with respect to a Plan Year, the election made by the Participant on the most recent Distribution Election Form with respect to an earlier Plan Year shall govern, and if the Participant has no Distribution Election Form in effect, the distribution form shall be a Lump Sum Payment of the Executive Benefit Liability Account within 30 days of the Distribution Event.

Earnings of Executive Benefit Liability Account. The Board may offer investment options from which a Participant may select, in the manner prescribed by the Board, for the purpose of determining the earnings to be credited to Participant’s Executive Benefit Liability Account. If the Board does not offer investment options, or the Participant does not elect to participate in the deemed investment options, at the end of each calendar quarter, Third Federal will credit the Executive Benefit Liability Account with earnings at the rate of 10 Year Treasury Bonds as published on January 1st of the Plan Year.

VI.	Distributions

If a Participant incurs a Distribution Event, payment of the Participant’s balance in his Executive Benefit Liability Accounts shall be made or commence to him within thirty (30) days following the Distribution Event in the form elected by the Participant on the Distribution Election Form in effect with respect to each such Executive Benefit Liability Account.

If there is a Change in Control, any affected Participant having a balance in a deferred Executive Benefit Liability Account shall be paid the vested accrued amounts within thirty (30) days from the Effective Date of Change in Control in the form elected by the Participant.

For purposes of this section, an “affected” Participant in the event of a Change in Control is all Participants for such Plan Year.

VII.	Rabbi Trust Provisions

Third Federal may in its sole discretion establish one or more Rabbi Trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash or other assets to the extent of Third Federal’s obligations hereunder, provided, however, that the assets or the trust may not be located or transferred outside of the United States. Third Federal may, but is not required to utilize a single Rabbi Trust with respect to its obligations to Participants.

Claims of Third Federal’s Creditors. All assets held by any Rabbi Trust created hereunder and all distributions to be made by any trustee pursuant to this Section of the Plan and any Rabbi Trust Agreement shall be subject to the claims of general creditors of Third Federal, including judgment creditors and bankruptcy creditors. The rights of the Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of Third Federal.

Notification of Insolvency. In the event Third Federal becomes insolvent, the Chief Executive Officer and Chairman of the Board of Third Federal shall immediately notify the trustees of all Rabbi Trusts created under this section. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in a Rabbi Trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that Third Federal is insolvent. Under any such circumstance, the trustee shall dispose of property held in the Rabbi Trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, Third Federal shall be deemed “insolvent” by the trustee if Third Federal is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not Third Federal has provided the trustee with the notification required by this Section or if the trustee has been notified pursuant to this section that Third Federal is insolvent.

VIII.	Vesting

Each Participant shall vest in the Participant’s Executive Benefit Liability Accounts after completion of five Years of Service. If a Participant has already completed five Years of Service as of the Effective Date, the Participant is immediately vested in 100% of the Participant’s Executive Benefit Liability Accounts.

IX.	Beneficiary Designation

Executive Benefit Liability Account Beneficiary Designation. Each Participant shall have the right, at any time to designate any person or persons as his Beneficiary or Beneficiaries (both primary and contingent) to receive the vested balance of the Participant’s Executive Benefit Liability Accounts within thirty (30) days, in the event of death prior to another Distribution Event with respect to the Participant.

Amendments. Any Beneficiary Designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary Designation with the Administrator. The filing of a new Beneficiary Designation form will cancel all Beneficiary Designations previously filed.

No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant predeceases the Participant, the Administrator shall effect the transfer of the Executive Benefit Liability Accounts as follows:

a.	To the Participant’s surviving spouse, if any; or

b.	If the Participant shall have no surviving spouse; then to the Participant’s children, if any in equal shares by right of representation; or

c.	If the Participant shall have no surviving spouse or children, then to the Participant’s estate.

Death of Beneficiary. Following transfer of a Participant’s Executive Benefit Liability Account to a Beneficiary, if the Beneficiary designated by the deceased Participant dies before the completed transfer of Participant’s Executive Benefit Liability Accounts to him or her, the Administrator shall effect the transfer of any remaining portion of the Participant’s Executive Benefit Liability Accounts as follows:

a.	As designated by the Beneficiary in a written form prescribed by the Administrator, which is effective only if filed with the Administrator during the Beneficiary’s lifetime; or

b.	If the Beneficiary shall not have made such designation, then to the Beneficiary’s estate.

X.	Claims Procedure.

Claim. Any person making a claim under the plan, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrator who shall respond in writing as soon as practicable.

Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Administrator shall state:

a.	The reason for denial, with specific reference to the Plan provision on which the denial is based;

b.	A description of an additional material or information required and an explanation of why it is necessary; and

c.	An explanation of the Plan’s claim review process.

Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Administrator within sixty (60) days of receiving a response or one hundred-fifty (150) days from the date the claim was received by the Administrator. The claim or request shall be reviewed by the Administrator who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within sixty (60) days after the Administrator’s receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred-twenty (120) days after the Administrator’s receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant Plan provision. All decisions on review shall be final and bind all parties concerned.

XI.	Amendment or Termination of the Plan

The Board may, at any time, terminate or amend the Plan (in whole or in part) or adopt a successor plan, provided, however, that no termination or amendment shall be effective to decrease or restrict any vested account balances in the Executive Benefit Liability Accounts, or portions thereof, accrued under the Plan prior to the amendment or termination.

XII.	Miscellaneous

Participant Cooperation. A Participant will cooperate with Third Federal, the Administrator and any designees by furnishing any and all information requested in order to facilitate the granting and disbursement of the Executive Benefit Liability Accounts hereunder and such other action as may be requested.

Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

Captions. The captions of articles, sections, and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

Governing Law. This agreement shall be deemed to apply, be governed by and construed and enforced in accordance with the laws of the State of Ohio and all applicable Federal laws and regulations.

Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Administrator or his designee. Such notice shall be deemed given as the date of delivery or, if delivery is made by mail, as of three (3) days following the date shown on the postmark or on the receipt for registration or certification.

Successors. The provisions of this Plan shall bind and inure to the benefit of Third Federal and its successors and assigns.

Rounding. The results of any and all calculations provided for in the Plan shall be rounded to the next highest whole dollar amount.

Liability of Third Federal. This Plan shall not be construed to (i) give any Associate or Participant accrued amounts in the Executive Benefit Liability Account, other than in the sole discretion of the Board; (ii) limit in any way the right of Third Federal, the Association or a Related Entity to terminate the employment of any Associate or Participant at anytime, or (iii)be evidence of any agreement or understanding, expressed or implied, that Third Federal, the Association, or a Related Entity will employ any Associate or Participant in any particular position or at any particular rate of remuneration or for any particular period of time.

Merger or Consolidation. In the event of liquidation or dissolution of Third Federal, sale of substantially all of the assets of Third Federal, or the merger or consolidation in which Third Federal is not the survivor, all accrued amounts in the Executive Benefit Liability Account granted hereunder shall become fully vested immediately upon the Effective Date of Change in Control as defined in Section II.

IN WITNESS WHEREOF, and pursuant to a resolution of the Board of Directors, the undersigned has caused this instrument to be executed by its duly authorized officer.

ATTEST:	Third Federal Savings and Loan Association of Cleveland, MHC

/s/ Jodi A. Hajduk	By:	/s/ Marianne Piterans
Director of Human Resources
(Title)

THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION MHC AND SUBSIDIARIES

EXECUTIVE RETIREMENT BENEFIT PLAN V

DISTRIBUTION ELECTION FORM

I,                                          , an Associate pursuant to the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan V (the “Plan”), hereby elect that, upon the occurrence of a Distribution Event, as defined in Section II of the Plan (i.e., Change in Control, death, disability, separation from service), the amounts accrued and vested in my Executive Benefit Liability Account shall be distributed to me as follows:

                     Lump-sum payment of Executive Benefit Liability Account within 30 days of Distribution Event.

                     Payment of Executive Benefit Liability Account pro-rata consisting of ten (10) annual installments commencing 30 days after Distribution Event.

                     Payment of Executive Benefit Liability Account annually as a straight life annuity commencing 30 days after Distribution Event.

I also acknowledge that this election is irrevocable after the start of the Plan Year to which it relates, and that it will apply with respect to subsequent Plan Years unless I file a new election prior to the beginning of any such subsequent Plan Year.

[Participant Signature]

Date: